LETTER TO SHAREHOLDERS                                   ACM Managed Income Fund
================================================================================

April 11, 1997


Dear Shareholder:

Since our last report dated August 31, 1996, the U.S. bond market posted modest gains. After rallying late in 1996, the market reversed direction in December and gave up some of its earlier gains. Data indicating resurgent strength in the economy, particularly within the labor market, renewed concerns about inflation and pushed the bond market lower. Fed Chairman Greenspan's Congressional testimony warning of "irrational exuberance," and hinting at a preemptive rate hike, added to weakness in the fixed-income market. Overall, mortgages and corporates were the best performing sectors of the investment grade market driven by strong investor demand for yield-oriented securities. High yield securities continued their strong performance, buoyed by the strong economy and rising corporate profits.


INVESTMENT RESULTS

For the six months ended February 28, 1997, we are pleased to report that ACM Managed Income Fund returned 12.20% on a net asset value basis. The current dividend distribution rate is 9.35% based on the February 28, 1997, market price of $9.625 per share. Over the 12-month period ended February 28, the Fund achieved a total return of 14.23% on a net asset value basis. Most of your Fund's strong performance can be attributed to solid returns in the high yield sector and identification within that sector of credits likely to outperform. By contrast, over the past six months, the fixed income market as a whole was up 5.38% and government securities were up 4.89%, as measured by the Lehman Aggregate Index.


ECONOMIC REVIEW

The U.S. economy finished 1996 on a strong note. After moderating in the third quarter, the economy picked up speed as the year came to a close, led by a rebound in consumer spending. The annualized gain in retail sales of merchandise jumped to 4.8% in the fourth quarter, up from only 0.9% in the third quarter. An unexpected surge in export growth also added to year-end Gross Domestic Product
(GDP) growth. The production side of the economy showed strength, too. Industrial production grew at an annualized pace of 6.0% and payroll growth increased to 217,000 new jobs per month, up from third quarter's average of 171,000 new jobs per month. In all, growth in aggregate output (as measured by GDP), which dipped to 2.1% in the third quarter, accelerated to 3.8% during the final three months of 1996.

Recently released data indicate that the economic strength at the end of 1996 carried over into 1997, buoyed by continued strength in the labor markets. Non-farm payrolls grew by a larger-than-expected 293,000 new jobs in February and the unemployment rate edged down to 5.3%. Retail sales figures remained strong during the first two months of 1997 and consumer confidence remains elevated. Overall, GDP growth is likely to be 3% or more in the first quarter.

Inflation news continues to be generally favorable. After moving slightly higher at the end of 1996, consumer and producer price gains both retreated in early 1997. Through February 1997, consumer prices were up 3.0% compared to February 1996, while producer prices were up just 2.2% for the same period. Nonetheless, the Federal Reserve raised interest rates 0.25% on March 25, 1997, in a preemptive strike against what were viewed as mounting inflationary pressures.


INVESTMENT OUTLOOK

Our outlook for the U.S. economy assumes that while economic growth accelerated at the end of 1996, it will moderate again towards mid-1997. As this occurs, potential upward pressures on inflation should dissipate. Until clear signs of a slowing economy emerge, concerns about inflation will keep U.S.

                                                         ACM Managed Income Fund
================================================================================

interest rates near the upper end of their recent range. The Fed remains vigilant against signs of accelerating inflation and additional rate increases cannot be ruled out. Given the unclear economic outlook, further near-term weakness in bond prices and higher bond yields cannot be overlooked. However, such developments would only facilitate the economic slowing we see later in 1997.

Given our forecasted economic and interest rate environment, we do not anticipate any dramatic changes in portfolio strategy in the near future. We continue to have a favorable outlook for the high yield market. The growing economy will provide solid support for this market sector and the higher coupons available on high yield securities should continue to attract investors and offset any price weakness the bond market may experience. We have no major sector themes driving our security selection. We will continue to review each security using a fundamental, bottom-up approach.

Thank you for your continued interest in ACM Managed Income Fund. We look forward to reporting its progress and market activity to you in the coming months.


Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President





/s/ Wayne D. Lyski

Wayne D. Lyski
Senior Vice President

PORTFOLIO OF INVESTMENTS
February 28, 1997 (unaudited)                            ACM Managed Income Fund
================================================================================

                                                        Principal
                                                          Amount
                                                           (000)           Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY
 OBLIGATIONS--57.2%
U.S. TREASURY
 SECURITIES--51.3%
U.S. Treasury Bonds
 6.25%, 8/15/23 ..................................       $  1,250   $  1,146,484
 6.625%, 2/15/27 .................................         12,000     11,741,244
 8.125%, 8/15/19 .................................         12,500     14,175,775
 12.375%, 5/15/04 ................................         32,300     43,059,937
 14.00%, 11/15/11 ................................          8,700     13,210,402
U.S. Treasury Notes
 6.25%, 7/31/98 ..................................          2,600      2,612,186
 6.25%, 10/31/01 .................................         10,000      9,943,750
 6.50%, 10/15/06 .................................         17,600     17,479,000
U.S. Treasury Strips
 Zero coupon, 5/15/09  ...........................          2,880      1,264,651
 Zero coupon, 5/15/10  ...........................         19,130      7,812,329
 Zero coupon, 2/15/11  ...........................         16,500      6,367,845
 Zero coupon, 5/15/14  ...........................         65,100     19,768,722
                                                                     -----------
Total U.S. Treasury Securities
 (cost $150,418,898) .............................                   148,582,325
                                                                     -----------
MORTGAGE RELATED
 SECURITY--5.9%
Government National
 Mortgage Association
 7.50%, 5/15/26
 (cost $16,934,051) ..............................         17,074     17,058,392
                                                                     -----------
Total U.S. Government and
 Agency Obligations
 (cost $167,352,949) .............................                   165,640,717
                                                                     -----------
Moody's                                                  Principal
Investor                                                   Amount
Ratings                                                     (000)          Value
--------------------------------------------------------------------------------
   CORPORATE OBLIGATIONS--43.4%
   BASIC INDUSTRIES--1.8%
B3 MAXXAM Group
     Holdings, Inc.
     12.00%, 8/01/03 .............................       $  5,000    $ 5,237,500
                                                                     -----------
  BROADCASTING
   & CABLE--15.1%
B3 All American
     Communications, Inc.
     10.875%, 10/15/01 ...........................          2,500      2,581,250
B2 CCPR Services, Inc.
     10.00%, 2/01/07(a) ..........................          3,500      3,508,750
B2 Intermedia Capital
     Partners
     11.25%, 8/01/06 .............................          3,000      3,195,000
B3 Nextel Communications, Inc.
     9.75%, 08/15/04(b) ..........................          8,500      6,311,250
B1 Olympus Communications L.P
     10.625%, 11/15/06(a) ........................          5,000      5,300,000
B3 Optel, Inc.
     13.00%, 2/15/05(a) ..........................          5,000      5,037,500
NR RSL Communications, Ltd.
     12.25%, 11/15/06(a) .........................          5,000      5,250,000
   TCI Satellite Entertainment, Inc.
NR   10.875%, 2/15/07(a)..........................          3,000      3,045,000
B3   12.25%, 2/15/07(a)(b) .......................          6,000      3,345,000
B1 Telemundo Group, Inc.
     7.00%, 2/15/06(c) ...........................          6,000      6,045,000
                                                                     -----------
                                                                      43,618,750
                                                                     -----------

PORTFOLIO OF INVESTMENTS (continued)                     ACM Managed Income Fund
================================================================================

Moody's                                                    Principal
Investor                                                    Amount
Ratings                                                      (000)        Value
--------------------------------------------------------------------------------
  CHEMICALS--1.1%
B1 Kaiser Aluminum &
     Chemical Corp.
     10.875%, 10/15/06(a) ..........................      $  3,000   $ 3,247,500
                                                                     -----------
  CONSUMER PRODUCTS
   & SERVICES--4.2%
B3 Renaissance Cosmetics, Inc.
     11.75%, 2/15/04(a)  ...........................         5,000     5,168,750
B3 Riverwood International Corp.
     10.25%, 4/01/06 ...............................         3,000     2,887,500
NR Waterford Gaming L.L.C.
     12.75%, 11/15/03(a) ...........................         4,000     4,280,000
                                                                     -----------
                                                                      12,336,250
                                                                     -----------
  ENERGY--1.3%
B1 National Energy Group, Inc.
     10.75%, 11/01/06(a) ...........................         3,500     3,736,250
                                                                     -----------
  INDUSTRIAL--2.1%
B3 Amtrol Acquisition, Inc.
     10.625%, 12/31/06 .............................         4,250     4,473,125
B3 MVE, Inc.
     12.50%, 2/15/02 ...............................         1,500     1,593,750
                                                                     -----------
                                                                       6,066,875
                                                                     -----------
  LEISURE &
   ENTERTAINMENT--1.5%
B2 Alliance Gaming Corp.,
     12.875%, 6/30/03 ..............................         4,000     4,390,000
                                                                     -----------
  OIL & GAS--4.0%
Caa Deep Tech
   International, Inc.
     12.00%, 12/15/00 ..............................         3,500     3,727,500
B2 TransTexas Gas Corp.
     11.50%, 6/15/02 ...............................         7,000     7,787,500
                                                                     -----------
                                                                      11,515,000
                                                                     -----------
  PLASTICS--2.0%
B3 Crain Industries, Inc.
     13.50%, 8/15/05 ...............................         5,000     5,725,000
                                                                     -----------
  TECHNOLOGY--5.1%
Ba1 Advanced Micro Devices, Inc.
     11.00%, 8/01/03 ...............................         5,000     5,637,500

                                                           Shares or
Moody's                                                    Principal
Investor                                                    Amount
Ratings                                                      (000)        Value
--------------------------------------------------------------------------------
   Unisys Corp.
B1   12.00% 4/15/03
      Series B .....................................       $ 7,000  $  7,647,500
B1   11.75% 10/15/04 ...............................         1,500     1,638,750
                                                                    ------------
                                                                      14,923,750
                                                                    ------------
   TELECOMMUNICATIONS--2.7%
B2  Goss Graphics System, Inc.
     12.00%, 10/15/06 ..............................         3,650     3,905,500
B3  Mcleod, Inc.
     10.50%, 3/01/07(a)(b) .........................         2,000     1,205,000
B2  Orion Network Systems, Inc.
     11.25%, 1/15/07 ...............................         2,600     2,678,000
                                                                    ------------
                                                                       7,788,500
                                                                    ------------
   TRANSPORTATION--2.5%
Ba3 Continental Airlines, Inc.
     9.50%, 12/15/01 ...............................         3,000     3,127,500
B3  Johnstown America
     Industries, Inc.
     11.75%, 8/15/05 ...............................         4,000     4,020,000
                                                                    ------------
                                                                       7,147,500
                                                                    ------------
   Total Corporate Obligations
    (cost $118,628,217) ............................                 125,732,875
                                                                    ------------
  YANKEE OBLIGATIONS--5.4%
B1  FSW International Finance
     12.50%, 11/01/06(a) ...........................         4,000     4,240,000
B1  Ivaco, Inc.
     11.50%, 09/15/05 ..............................         5,000     5,337,500
B2  Tevecap, S.A
     12.625%, 11/26/04(a) ..........................         3,000     3,063,750
Ba3 TV Azteca, S.A
     10.50%, 2/15/07(a)  ...........................         3,000     3,045,000
                                                                    ------------
    Total Yankee Obligations
      (cost $15,073,743) ...........................                  15,686,250
                                                                    ------------
   NON-CONVERTIBLE
    PREFERRED STOCK--2.1%
    Cablevision Systems Corp.
     11.125%, Series M (d) .........................        42,996     3,977,130
    International Cable Television
     13.00% (d) ....................................         2,000     2,000,000
                                                                    ------------
    Total Non-Convertible
      Preferred Stock
      (cost $5,891,389) ............................                   5,977,130

PORTFOLIO OF INVESTMENTS (continued)                     ACM Managed Income Fund
================================================================================

                                                       Shares            Value
--------------------------------------------------------------------------------
 COMMON STOCKS &
  OTHER INVESTMENTS--0.1%
  Eye Care Centers of America,
    Inc., Warrants expiring
    10/01/01(e)(f) ...........................          3,000     $     18,000
  Pegasus Media &
    Communications, Inc. (f)                            9,025          107,172
  Terex Corp. Rights(f)(g) ...................         20,000           60,000
                                                                  ------------
 Total Common Stocks
  & Other Investments
  (cost $58,653) .............................                         185,172
                                                                  ------------

                                                     Principal
                                                      Amount
                                                       (000)             Value
--------------------------------------------------------------------------------
TIME DEPOSIT--2.8%
  State Street Bank & Trust Co.
    5.00%, 3/03/97
    (cost $7,973,000) ........................        $ 7,973     $  7,973,000
                                                                  ------------
TOTAL INVESTMENTS--111.0%
  (cost $314,977,951) ........................                     321,195,144
 Other assets
    less liabilities--(11.0%) ................                     (31,783,053)
                                                                  ------------
NET ASSETS--100.0%.....                                           $289,412,091
                                                                  ============

--------------------------------------------------------------------------------
(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 1997, the market value of these securities aggregated $53,472,500 or 18.5% of net assets.
(b) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.
(c)  Stated rate in effect until 2/15/99, 10.50% thereafter until maturity.
(d)  PIK Preferred, quarterly stock payments.
(e) Each warrant entitles the holder to purchase .4522 shares of common stock. The warrants are exercisable from 10/01/98 to 10/01/03.
(f)  Non-income producing security.
(g) The rights entitle the subscriber to four shares of common stock for each right.

     Glossary of Terms:
     NR -- Not rated.
     PIK -- Payment in kind.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1997 (unaudited)                                                      ACM Managed Income Fund
===========================================================================================================
ASSETS
  Investments in securities, at value (cost $314,977,951) ................................   $321,195,144
  Cash ...................................................................................      3,865,031
  Receivable for investment securities sold ..............................................      9,222,022
  Interest receivable ....................................................................      5,353,807
  Prepaid expenses and other assets ......................................................         44,039
                                                                                             ------------
  Total assets ...........................................................................    339,680,043
                                                                                             ------------

LIABILITIES
  Payable for investment securities purchased ............................................     49,802,324
  Advisory fee payable ...................................................................        157,333
  Administrative fee payable .............................................................         48,410
  Accrued expenses and other liabilities .................................................        259,885
                                                                                             ------------
  Total liabilities ......................................................................     50,267,952
                                                                                             ------------
NET ASSETS ...............................................................................   $289,412,091
                                                                                             ============

COMPOSITION OF NET ASSETS
  Preferred Stock, $.01 par value per share; 1,900 shares Remarketed Preferred
   Stock authorized, 950 shares issued and outstanding at $100,000 per share
   liquidation preference ................................................................   $ 95,000,000
  Common Stock, $.01 par value per share; 299,998,100 shares
   authorized, 21,773,629 shares issued and outstanding ..................................        217,736
  Additional paid-in capital .............................................................    195,654,783
  Undistributed net investment income ....................................................      1,150,872
  Accumulated net realized loss on investment transactions ...............................     (8,828,493)
  Net unrealized appreciation of investments .............................................      6,217,193
                                                                                             ------------
                                                                                             $289,412,091
                                                                                             ============

NET ASSET VALUE PER SHARE OF COMMON STOCK
  ($289,412,091 less Remarketed Preferred Stock at liquidation value of $95,000,000 divided by 21,773,629 shares of Common
   Stock outstanding) ....................................................................          $8.93
                                                                                                    =====
-----------------------------------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended February 28, 1997 (unaudited)                                          ACM Managed Income Fund
===============================================================================================================
INVESTMENT INCOME
  Interest ..........................................................................               $14,085,018
                                                                                                    -----------
EXPENSES
  Advisory fee ......................................................................    $926,194
  Administrative fee ................................................................     284,982
  Remarketed Preferred Stock-remarketing agent's fees ...............................     119,409
  Transfer agency ...................................................................      52,577
  Audit & legal .....................................................................      43,021
  Custodian .........................................................................      21,386
  Registration fees .................................................................      16,838
  Taxes .............................................................................      12,969
  Reports and notices to shareholders ...............................................      12,895
  Directors' fees ...................................................................      12,500
  Miscellaneous .....................................................................      13,764
                                                                                         --------
  Total expenses ....................................................................                 1,516,535
                                                                                                    -----------
  Net investment income .............................................................                12,568,483
                                                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions ......................................                 6,342,444
  Net change in unrealized depreciation of investments ..............................                 6,550,399
                                                                                                    -----------
  Net gain on investments ...........................................................                12,892,843
                                                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..........................................               $25,461,326
                                                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS
=====================================================================================================================
                                                                                  Six Months Ended     Year Ended
                                                                                  February 28, 1997     August 31,
                                                                                      (unaudited)          1996
                                                                                  -----------------   -------------
INCREASE (DECREASE)IN NET ASSETS FROM OPERATIONS
  Net investment income .......................................................     $ 12,568,483      $ 25,683,402
                                                                                    ------------      ------------
  Net realized gain on investment transactions ................................        6,342,444         1,247,689
  Net change in unrealized appreciation (depreciation) of investments .........        6,550,399          (527,220)
                                                                                    ------------      ------------
  Net increase in net assets from operations ..................................       25,461,326        26,403,871
DIVIDENDS TO SHAREHOLDERS
  Common Stock:
  Dividends from net investment income ........................................       (9,740,324)      (17,586,112)
  Remarketed Preferred Stock:
  Dividend from net investment income .........................................       (3,569,767)       (4,308,241)
COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting in the issuance of Common Stock .........        2,012,929         4,169,410
                                                                                    ------------      ------------
  Total increase ..............................................................       14,164,164         8,678,928
NET ASSETS:
  Beginning of year ...........................................................      275,247,927       266,568,999
                                                                                    ------------      ------------
  End of period (including undistributed net investment income of $1,150,872
   at February 28, 1997 and $1,892,480 at August 31, 1996) ....................     $289,412,091      $275,247,927
                                                                                    ============      =============
---------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
February 28, 1997 (unaudited)                            ACM Managed Income Fund
================================================================================

NOTE A: Significant Accounting Policies

ACM Managed Income Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available and restricted securities which are subject to limitations as to their resale are valued in good faith at fair value using methods determined by the Board of Directors. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the investments are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

--------------------------------------------------------------------------------

NOTE B: Advisory and Administrative Fees

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P., (the "Adviser") an advisory fee equal to an annualized rate of .65 of 1% of the average adjusted weekly net assets of the Fund during the month.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $2,915 during the six months ended February 28, 1997.

Under the terms of an Administrative Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to an annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets. The Administrator prepares financial and regulatory reports for the Fund and provides clerical and other services.

NOTES TO FINANCIAL STATEMENTS (continued)                ACM Managed Income Fund
================================================================================

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities, short term investments and options) aggregated $279,041,995 and $293,633,107, respectively, for the six months ended February 28, 1997. There were purchases of $149,476,765 and sales of $142,976,823 of U.S. government and government agency obligations for the six months ended February 28, 1997. At February 28, 1997, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $9,698,466 and gross unrealized depreciation of investments was $3,481,273, resulting in net unrealized appreciation of $6,217,193.

For federal income tax purposes, the Fund had a capital loss carryforward at August 31, 1996 of $9,505,219 of which $6,192,707 will expire in 2003 and
$3,312,512 expires in 2004.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the Fund's next fiscal year. In accordance with the Internal Revenue Code, the Fund incurred and will elect to defer long-term capital losses of approximately $1,090,579 until fiscal 1997.

--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 300,000,000 shares of $.01 par value capital stock authorized.

Common Stock

There are 21,773,629 shares of common stock outstanding at February 28, 1997. During the six months ended February 28, 1997 and the year ended August 31, 1996, the Fund issued 220,650 and 479,992 shares, respectively, in connection with the Fund's dividend reinvestment plan.

Preferred Stock

The Fund has issued and outstanding 950 shares of Remarketed Preferred Stock each at a liquidation value of $100,000 per share. The dividend rate on the Remarketed Preferred Stock may change generally every 28 days as set by the remarketing agent.

FINANCIAL HIGHLIGHTS                                     ACM Managed Income Fund
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                               Six Months
                                                 Ended                                Year Ended August 31,
                                            February 28, 1997 ---------------------------------------------------------------------
                                               (unaudited)      1996            1995            1994        1993           1992
                                            ----------------    ----            ----            ----        ----           ----
Net asset value, beginning of period .......    $ 8.36        $ 8.14          $ 7.99          $10.79      $  9.32         $  8.39
                                                ------        ------          ------          ------      -------         -------

Income From Investment Operations
---------------------------------
 Net investment income .....................       .58          1.20            1.18            1.16         1.18            1.33
 Net realized and unrealized gain
  (loss) on investments and option
  transactions .............................       .60           .04             .30           (1.07)        1.63             .83
                                                ------        ------          ------          ------      -------         -------
 Net increase in net asset value
  from operations ..........................      1.18          1.24            1.48             .09         2.81            2.16
                                                ------        ------          ------          ------      -------         -------

Less: Dividends and Distributions
---------------------------------
 Distributions to common shareholders:
  Dividends from net investment income .....      (.45)         (.83)           (.83)          (1.09)       (1.08)           (.98)
  Distributions from net realized gain on
   investment transactions .................        -0-           -0-             -0-          (1.48)        (.09)            -0-
  Distributions in excess of net
   investment income .......................        -0-           -0-           (.09)           (.09)          -0-            -0-
  Tax return of capital distribution .......        -0-           -0-           (.16)           (.04)          -0-            -0-
 Distributions to preferred shareholders:
  Common Stock equivalent of dividends
   paid to Remarketed Preferred
   shareholders ............................      (.16)         (.19)           (.25)           (.19)        (.17)           (.24)
                                                ------        ------          ------          ------      -------         -------
 Total dividends and distributions .........      (.61)        (1.02)          (1.33)          (2.89)       (1.34)          (1.22)
                                                ------        ------          ------          ------      -------         -------
 Tender offer costs ........................        -0-           -0-             -0-             -0-          -0-           (.01)
                                                ------        ------          ------          ------      -------         -------
 Net asset value, end of period ............    $ 8.93        $ 8.36          $ 8.14          $ 7.99      $ 10.79         $  9.32
                                                ======        ======          ======          ======      =======         =======
 Market value, end of period ...............    $9.625        $9.500          $9.375          $8.875      $11.375         $10.250
                                                ======        ======          ======          ======      =======         =======

Total Return
------------
 Total investment return based on: (a)
  Market value .............................      6.42%        11.39%          20.63%            .66%       24.82%          36.73%
  Net asset value ..........................     12.20%        12.89%          16.34%          (4.42%)      30.22%          24.10%

Ratios/Supplemental Data
------------------------
 Net assets, end of period (000's omitted) .  $289,412      $275,248        $266,569        $258,018     $301,379        $267,580
 Ratio of expenses to average net assets (c)      1.07%(b)      1.09%           1.07%           1.14%        1.05%           1.09%
 Ratio of net investment income to
  average net assets (c) ...................      8.89%(b)      9.30%           9.69%           8.32%        8.06%           9.54%
 Portfolio turnover rate ...................       138%          360%            392%            366%         490%            630%
------------------------------------------------------------------------------------------------------------------------------------

(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(b)  Annualized.
(c) The expense ratio and net investment income ratio do not reflect the effect of dividend payments to preferred shareholders.

                                                         ACM Managed Income Fund
================================================================================


BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
James R. Greene (1)
Donald J. Robinson (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Robert C. White  (1)


OFFICERS

Wayne D. Lyski, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Wayne C. Tappe, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Joseph J. Mantineo, Controller


ADMINISTRATOR

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095


COMMON STOCK:

CUSTODIAN, DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


PREFERRED STOCK:

DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
IBJ Schroder Bank & Trust Co.
1 State Street
New York, NY 10004


INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019


LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

-------------------------------------------------------------------------------
(1)  Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Managed Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

ACM Managed Income Fund

Summary of General Information


The Fund

ACM Managed Income Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide investors with a high level of total return by seeking both high current income and capital appreciation. In seeking this objective the Fund will invest primarily in U.S. Government securities and corporate fixed income securities. In addition, the Fund may utilize certain other investment techniques, including options and futures contracts.


Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "AMF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds". Additional information about the Fund is available by calling 800-221-5672.


Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-219-4218.

ACM Managed Income Fund
1345 Avenue of the Americas
New York, New York 10105

Alliance Capital [LOGO]
Investing without the Mystery./(SM)/

/(R)/These registered service marks used under license from the owner, Alliance Capital Management L.P.

MIFSR

================================================================================


                                       ACM
--------------------------------------------------------------------------------
                                     MANAGED
--------------------------------------------------------------------------------
                                   INCOME FUND
--------------------------------------------------------------------------------




                                     Semi-Annual
                                     Report
                                     February 28, 1997







                                           Alliance/(R)/
                                           Investing without the Mystery./(SM)/